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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2004

                Advanta Business Receivables Corp., as Transferor on behalf of Advanta Business Card Master Trust
               (Exact Name of Registrant as Specified in Charter)

            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


                       Advanta Business Receivables Corp.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Nevada                   333-32874                23-2852207
----------------------------     -----------------  ----------------------------
(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)             Number)               Identification Number)


Attention: General Counsel
2920 Green Valley Parkway
Suite 3-321-8
Henderson, Nevada                                                      89014
------------------------------------------               -----------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (702) 433-9886

         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------




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Item 7.  Financial Statements and Exhibits

         The following exhibit is furnished herewith:

         21 Monthly Servicer's Certificate issued on June 21, 2004 for the period of May 1, 2004 through May 31, 2004, relating to the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and
                  2003-D Asset Backed Notes, prepared by the Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and
                  2003-D Indenture Supplements dated as of November 1, 2000, April 1, 2001, July 1, 2002, February 1, 2003, June 1, 2003,
                  August 1, 2003 and December 1, 2003 respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           ADVANTA BUSINESS CARD MASTER TRUST

                           By: Advanta Bank Corp., as attorney-in-fact

                           By:      /s/ Susan McVeigh
                                    -----------------
                           Name:    Susan McVeigh
                           Title:   Assistant Vice President



                           ADVANTA BUSINESS RECEIVABLES CORP.

                           By:      /s/ Susan McVeigh
                                    -----------------
                           Name:    Susan McVeigh
                           Title:   Vice President and Assistant Treasurer


Dated:   June 21, 2004

                                  Exhibit Index

Exhibit No.                                                                                          Page
-----------                                                                                          ----
      21.1              Monthly Servicer's Certificate dated June 21, 2004 prepared by the
                        Servicer and sent to the Indenture Trustee pursuant to Section 5.03 of the
                        Series 2000-C, 2001-A, 2002-A, 2003-A, 2003-B, 2003-C, and 2003-D Indenture
                        Supplement covering the period of May 1, 2004 through May 31, 2004.



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